UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     January 5, 2010

GLOBAL ECOLOGY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-15216	86-0892913
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

96 Park Street, Montclair, New Jersey		07042
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (972) 386-6667

Homeland Security Network, Inc.

7920 Beltline Road, Suite 770, Dallas, Texas 75254

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 8.01 Other Events

On January 5, 2010, we were approved by Financial Industry Regulatory Authority, Inc. or FINRA, to change our trading symbol to GLEC and have officially changed our name to Global Ecology Corporation.  The new name and trading symbol more accurately reflects the business focus of the Company in its environmental restoration activities.

As part of our dedication to our new endeavor, management has decided to consolidate its Dallas Texas and Keasbey New Jersey locations into one facility.  The new office is located at 96 Park Street, Montclair, New Jersey 07042.  Access to the Company web site remains www.geco.us.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Homeland Security Network, Inc.
(Registrant)

Date	January 7, 2010

/s/ Peter Ubaldi
(Signature)
Peter Ubaldi,. Chief Executive Officer